UBS Money Series

(renamed “UBS Series Funds”)

Statement of Additional Information Supplement

Supplement to the Statement of Additional Information dated August 28, 2017

Includes:

•	UBS Liquid Assets Government Fund

March 9, 2018

Dear Investor:

The purpose of this supplement is to notify you of a name change.

Effective March 9, 2018, UBS Money Series changed its name to “UBS Series Funds.”

All references in the Statement of Additional Information to “UBS Money Series” are replaced with “UBS Series Funds.”

Also, the following is added as the first sentence under the section titled “Prior names” on page 40:

Prior to March 9, 2018, UBS Series Funds was known as UBS Money Series.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-939